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Exhibit 10.4

Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan
ADOPTION AGREEMENT


                             SECTION 1. EMPLOYER INFORMATION

Name of Employer Eastern Resorts Company, LLC

Address    115 Long Wharf

City   Newport                                            State
    ------------------------------------------------------
RI                                                    Zip ________02840
Telephone          401-845-0100           Employer's Federal Tax Identification Number                       05-0480559
         --------------------------------------------------------------------------------------------------------------

Type of Business (Check only one)   Sole Proprietorship     Partnership       C

Corporation             S Corporation

       Other (Specify) Limited Liability Company

------------------------------------------------

    Check here if Related Employers may participate in this Plan and attach a Related Employer Participation Agreement for each
          Related Employer who will participate in this Plan.

Business Code_____________

Name of Plan            Eastern Resorts Company LLC Tax Deferred Savings Plan

Name of Trust (if different from Plan name)
             ------------------------------

Plan Sequence Number 001 (Enter 001 if this is the first qualified plan the Employer has ever maintained, enter
                        002 if it is the
                        second, etc.)

Trust Identification Number (if
applicable)                                           Account
---------------------------------------------------------------------------
Number (Optional)___________________
--------------------------------------------------------------------------------
                                       SECTION 2. EFFECTIVE DATES
                                         Complete Parts A and B
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         General Effective Dates (Check and Complete Option 1 or 2):
         Option 1: This is the initial adoption of a profit sharing plan by the
Employer.
                                     The Effective Date of this Plan
         is                                     .
         ----------------------------------------
NOTE: The effective date is usually the first day of
         the Plan Year in which this Adoption Agreement
Part A.                                                  is signed.
          Option      2: This is an amendment and restatement of an existing
                      profit sharing plan (a Prior Plan).
                                      The Prior Plan was initially effective on
                                      06-01-1995 The Effective Date of this
                                      amendment and restatement
                      is        01-01-2000   .
                           ------------------
                                     NOTE:   The effective date is usually the first day of
         the Plan Year in which this Adoption Agreement
                                     is signed.
Part B.  Commencement of Elective Deferrals:
         Elective Deferrals may commence on       01-01-2000      .
                                              ---------------------
         NOTE:  This date may be no earlier than the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

                                    SECTION 3. RELEVANT TIME PERIODS
                                       Complete Parts A through C
------------------------------------------------------------------------------------------------





Part A.    Employer's Fiscal Year:
           The Employer's fiscal year ends (Specify month and date)     12-31
Part B.     Plan Year Means:

      Option 1: The 12-consecutive month period which coincides with the Employer's fiscal year.

      Option 2: The calendar year.

      Option 3: Other 12-consecutive month period (Specify) NOTE: If no option is selected, Option 1 will be deemed to he selected. If the initial Plan Year is less than 12 months (a short Plan Year) specify such Plan Year's beginning and ending dates




Exhibit 10.4


Part C.    Limitation Year Means:
                    Option 1:                   ?   The Plan Year.
                    Option 2:                   ?   The calendar year.
                    Option 3:                   ?   Other 12-consecutive month period
                   (Specify)
                    NOTE:   If no option is selected, Option 1 will be deemed to be
                selected.

Part D.    Measuring Period For Vesting:
                    Years of Vesting Service shall be measured over the
following 12-consecutive month period:
                    Option 1:                ?     The Plan Year.
                    Option 2:                ?   The 12-consecutive month period
                     commencing with the Employee's Employment Commencement Date and each successive 12-month
                     period commencing on the anniversaries of the Employee's Employment
                                                        Commencement Date.
         NOTE:  If no option is selected, Option 2 will be deemed to be selected.
------------------------------------------------------------------------------------------
                           SECTION 4. ELIGIBILITY REQUIREMENTS
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Complete Parts A through G
------------------------------------------------------------------------------------------
Part A.    Years of Eligibility Service Requirement:
          1. Elective Deferrals.
             An Employee will be eligible to become a Contributing Participant in the Plan (and thus be eligible to make Elective Deferrals) and receive Matching Contributions (including Qualified Matching
             Contributions, if applicable) after completing (enter 0, 1 or any fraction less than 1) Years of Eligibility Service.
          2. Employer Profit Sharing Contributions.
             An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit
             Sharing Contribution made pursuant to Section 10 of the Adoption
             Agreement after completing
                  1     (enter 0, 1, 2 or any fraction less than 2) Years of Eligibility
------------------------
             Service.
         NOTE: If more than 1 year is selected for Item 2, the immediate 100%
         vesting schedule of Section 12 will automatically apply for contributions described in such item. If either item is left blank, the
         Years of Eligibility Service required for such item will be deemed to be 0. If a fraction is selected, an Employee will not be required to complete any specified number of Hours of Service to receive credit for a fractional year. If a single Entry Date is selected in Section 4,
         Part G for an item, the Years of Eligibility Service required for such item cannot exceed 1.5 (.5 for Elective Deferrals).

Part B.    Age Requirement:
          1. Elective Deferrals.
             An Employee will be eligible to become a Contributing Participant
             (and thus be eligible to make Elective Deferrals) and receive
             Matching Contributions (including Qualified Matching Contributions, if applicable) after attaining age 21 (no more than 21).
         2.  Employer Profit Sharing Contributions.
             An Employee will be eligible to become a Participant in the Plan for purposes of receiving an allocation of any Employer Profit
             Sharing Contribution made pursuant to Section 10 of the Adoption
             Agreement after attaining age 21 (no more than 21).
         NOTE: If either of the above items in this Section 4, Part B is left blank, it will be deemed there is no age requirement for such item. If a single Entry Date is selected in Section 4, Part G for an item, no age requirement can exceed 20.5 for such item.

Part C.    Employees Employed As Of Effective Date:
          Will all Employees employed as of the Effective Date of this Plan who have not otherwise met the requirements of Part A or Part B above be considered to have
          met those requirements as of the Effective Date?      ?   Yes      ?  No
         NOTE:  If a box is not checked in this Section 4, Part C, "No"  will be deemed to be selected.

Part D.    Exclusion of Certain Classes of Employees:
          All Employees will be eligible to become Participants in the Plan except:
          a.        X   Those Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and
                Employee representatives, if retirement benefits were the
                subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9 of the
                regulations. For this purpose, the term "employee
                representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.
          b.    X Those Employees who are non-resident aliens (within the
                meaning of Section 7701(b)(l)(B) of the Code) and who received no earned income (within the meaning of Section 91 l(d)(2) of the Code) from the Employer which constitutes income from
                sources within the United States (within the meaning of Section
                861(a)(3) of the Code)
          c.        ?    Those Employees of a Related Employer that has not executed a
Related Employer Participation Agreement.
                      d.       X    Other (Define)      Leased Employers
                                                  ----------------------






Part E.      Election Not To Participate:

          May an Employee or a Participant elect not to participate in this Plan pursuant to Section 2.08 of the Plan?
                     Option 1:   ?    Yes.
                     Option 2:   ?   No.
         NOTE:  If no option is selected, Option 2 will be deemed to be selected.

Part F.     Hours Required For Eligibility Purposes:

          1.       1000        Hours of Service (no more than 1,000) shall be required to
             -----------------
             constitute a Year of Eligibility Service.
          2.       500         Hours of Service (no more than 500 but less than the
            -------------------
            number specified in Section 4, Part F, Item 1, above) must be exceeded to avoid a Break in Eligibility Service.
          3. For purposes of determining Years of Eligibility Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s): (Complete if applicable)



Part G.     Entry Dates:

          The Entry Dates for participation shall be (Choose one):
          Option 1:      ?   The first day of the Plan Year and the first day of the
seventh month of the Plan Year.
                         Option 2:      ?     Other (Specify)   January l, April l, July
                                                                ------------------------
1, and October 1

         NOTE: If no option is selected, Option 1 will be deemed to be selected.
         Option 2 can be selected only if the eligibility requirements and Entry
         Dates are coordinated such that each Employee will become a Participant in the Plan no later than the earlier of: (1) the first day of the Plan
         Year beginning after the date the Employee satisfies the age and service requirements of Section 410(a) of the Code; or (2) 6 months after the date the Employee satisfies such requirements.


----------------------------------------------------------------------------------------------
                    SECTION 5. METHOD OF DETERMINING SERVICE
                              Complete Part A or B
----------------------------------------------------------------------------------------------





Part A.    Hours of Service Equivalencies:

         Service will be determined on the basis of the method selected below.
         Only one method may be selected. The method selected will be applied to all Employees covered under the Plan. (Choose one):
         Option 1:      ?      On the basis of actual hours for which an Employee is paid or entitled to payment.
         Option 2:      ?     On the basis of days worked. An Employee will be credited
                     with 10 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least l Hour of
                     Service during the day.
         Option 3: ? On the basis of weeks worked. An Employee will be credited with 45 Hours of Service if under Section 1.24 of the Plan such Employee would be credited with at least l Hour of Service during the week.
         Option      4: ? On the basis of months worked. An Employee will be
                     credited with 190 Hours of Service if under Section 1.24 of the Plan such Employee would he credited with at least l
                     Hour of Service during the month.
         NOTE: If no option is selected, Option l will be deemed no be selected.
            This Section 5, Part A will not apply if the Elapsed Time Method of
            Section 5, Part B is selected.

Part B.    Elapsed Time Method:

         In lieu of tracking Hours of Service of Employees, will the elapsed time method described in Section 2.07 of the Plan be used? (Choose one)
         Option 1:    ?  No.
         Option 2:    ?  Yes.
          NOTE:If no option is selected, Option l will be deemed no be selected.









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                          SECTION 6. ELECTIVE DEFERRALS
------------------------------------------------------------------------------------------

Part A.     Authorization of Elective Deferrals:

          Will Elective Deferrals be permitted under this Plan? (Choose one)
          Option 1:    ?    Yes.
          Option 2:    ?   No.
          NOTE:If no option is selected, Option l will be deemed to be selected.
         Complete the remainder of Section 6 only if Option l is selected.

Part B.     Limits on Elective Deferrals:

          If Elective Deferrals are permitted under the Plan, a Contributing
         Participant may elect under a salary reduction agreement to have his or her Compensation reduced by an amount as described below (Choose one):
         Option 1:      ?     An amount equal to a percentage of the Contributing
                     Participant's Compensation from 1 % to 15% in increments of
         1 %. Option 2: ? An amount of the Contributing Participant's
         Compensation not less than and not more than__________. The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a
         Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

Part C.    Elective Deferrals Based on Bonuses:

         Instead of or in addition to making Elective Deferrals through payroll deduction, may a Contributing Participant elect to contribute to the Plan, as an
         Elective Deferral, part or all of a bonus rather than receive such bonus in cash? (Choose one)
         Option 1:      ?      Yes.
         Option 2:      ?      No.
         NOTE:  lf no option is selected, Option 2 will be deemed to be selected.

Part D.    Return As A Contributing Participant After Ceasing Elective Deferrals:

         A Participant who ceases Elective Deferrals by revoking a salary reduction agreement may return as a Contributing Participant as of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.


Part E.    Changing Elective Deferral Amounts:

         A Contributing Participant may modify a salary reduction agreement to prospectively increase or decrease the amount of his or her Elective
         Deferrals as of such times established by the Plan Administrator in a uniform and nondiscriminatory manner.


Part F. Claiming Excess Elective Deferrals:

         Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan
         Administrator by (Choose one):

         Option 1:    ?   March 1.
          Option 2: ? Other (Specify a date not later than April 15) NOTE: If no option is selected, Option l will be deemed no be selected.








------------------------------------------------------------------------------------------
                        SECTION 7. MATCHING CONTRIBUTIONS
------------------------------------------------------------------------------------------

Part A.    Authorization of Matching Contributions:

         Will the Employer make Matching Contributions to the Plan on behalf of
         Qualifying Contributing Participants? (Choose one)
                     Option 1:   ?  Yes, but only with respect to a Contributing
Participant's Elective Deferrals.
                     Option 2:   ?  Yes, but only with respect to a Participant's
Nondeductible Employee Contributions.
                     Option 3:   ?  Yes, with respect to both Elective Deferrals and
Nondeductible Employee Contributions.
         Option 4:   ?  No.

         NOTE: lf no option is selected, Option 4 will be deemed to be selected. Complete the remainder of Section 7 only if Option 1, 2 or 3 is selected.


Part B.    Matching Contribution Formula:

         lf the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Qualifying Contributing
         Participant each Plan Year shall be (Choose one):

         Option 1:      ?     An amount equal to _______                     % of such
                                                        ---------------------
                     Contributing Participant's Elective Deferral (and/or Nondeductible
                     Employee Contribution, if applicable).




Option 2:     ?    An amount equal to the sum of _______ % of the portion of such
Contributing Participant's Elective
            Deferral (and/or Nondeductible Employee Contribution, if applicable)
            which does not exceed _______ % of the Contributing Participant's
            Compensation plus_______ % of the portion of such Contributing
            Participant's
                           Elective Deferral (and/or Nondeductible Employee Contribution,
if applicable) which exceeds            . % of
                             -----------
                           the  Contributing Participant's Compensation.
Option 3:     ?      Such amount, if any, equal to that percentage of each Contributing
Participant's Elective Deferral (and/or
                           Nondeductible Employee Contribution, if applicable) which the
Employer,                  in its sole discretion, determines from year to year.
 Option 4:    ?      Other formula.  (Specify)    25% up to the first 6% of a
                                               ------------------------------
Contributing Participant's Elective
                                                                        Deferrals








         NOTE: If Option 4 is selected, the formula specified can only allow
         Matching Contributions to be made with respect to a Contributing
         Participant's Elective Deferrals (and/or Nondeductible Employee
         Contribution, if applicable).


Part C. Limit on Matching Contributions:

         Notwithstanding the Matching Contribution formula specified above, no Matching Contribution will be made with respect to a Contributing
         Participant's Elective Deferrals (and/or Nondeductible Employee
         Contributions, if applicable) in excess of _______________ or 6% of such Contributing Participant's Compensation.






Exhibit 10.4







Part D.    Qualifying Contributing Participants:

         A Contributing Participant who satisfies the eligibility requirements described in Section 4 will be a Qualifying Contributing Participant and thus entitled to share in Matching Contributions for any Plan Year only if the Participant is a Contributing Participant and satisfies the following additional conditions (Check one or more Options):





Option 1:     X  No Additional Conditions.
Option 2: ? Hours of  Service  Requirement.  The  Contributing  Participant  completes  at
least ________                  Hours of
             - -----------------
                         Service  during the Plan Year.  However,  this  condition will be waived for the following reasons
                        (Check at least one):
                               ?  The Contributing Participant's Death.
                               ?   The   Contributing    Participant's    Termination   of
Employment after having incurred a Disability.
                               ? The Contributing  Participant's Termination of Employment
after having reached Normal Retirement
                                   Age.
                          ? This condition will not be waived.
Option3:  ? Last Day  Requirement.  The  Participant  is an  Employee  of the  Employer on
the last day of the Plan Year.
                         However,  this condition will be waived for the following reasons
(Check at least one):



                                 ?  The Contributing Participant's Death.
                                 ?   The   Contributing   Participant's   Termination   of
           Employment after having incurred a Disability.
                                 ?   The   Contributing   Participant's   Termination   of
                Employment after having reached Normal Retirement
                                      Age.
                           ?  This condition will not be waived.
         NOTE:  lf no option is selected, Options l will be deemed to be selected.


                                        SECTION 8. QUALIFIED NONELECTIVE CONTRIBUTIONS

Part A.    Authorization of Qualified Nonelective Contributions:

         Will the Employer make Qualified Nonelective Contributions to the Plan? (Choose
         One)
         Option 1:   ?  Yes.
         Option 2:   ?  No.
         lf the Employer elects to make Qualified Nonelective Contributions, then the amount, if any, of such contribution to the Plan for each Plan
         Year shall be an amount determined by the Employer. NOTE: If no option is selected, Option l will be deemed to be selected. Complete the remainder of Sections 8 only if Options l is selected.

Part B.     Participants Entitled to Qualified Nonelective Contributions:

         Allocation of Qualified Nonelective Contributions shall be made to the
         Individual Accounts of (Choose one):
          Option 1:    ?   Only Participants who are not Highly Compensated Employees.
          Option 2:    ?  All Participants.
           NOTE:  If no option  is selected, Options l will be deemed to be selected.

Part C. Allocation of Qualified Nonelective Contributions:

         Allocation of Qualified Nonelective Contributions to Participants
         entitled thereto shall be made (Choose one):
                      Option 1:      ?   In the ratio which each Participant's
            Compensation for the Plan Year bears to the total Compensation of all
                                               Participants for such Plan Year.
                                                                    -
                      Option 2:     ?  In the ratio which each Participant's Compensation
                                                                       not in excess of
                                                                       for the Plan Year
                              bears to the total Compensation of all Participants not in
                                                                 excess of    for such
                                                                          ----
                                                                 Plan Year.
                     NOTE:  If no option  is selected, Options l will be deemed to be selected.






Exhibit 10.4






                   SECTION 9. QUALIFIED MATCHING CONTRIBUTIONS

Part A. Authorization of Qualified Matching Contributions:

         Will the Employer make Qualified Matching Contributions to the Plan on behalf of
         Qualifying Contributing Participants? (Choose One)
         Option 1:      ?   Yes, but only with respect to a Contributing Participant's
         Elective Deferrals.
         Option 2:      ?  Yes, but only with respect to a Participant's Nondeductible
         Employee Contributions.
         Option 3:      ?  Yes, with respect to both Elective Deferrals and Nondeductible
         Employee Contributions.
         Option 4:      ?  No.
         NOTE:  lf no option is selected, Option 3 will be deemed to be selected.
         Complete the remainder of Section 9 only if Option 1, 2 or 3 is selected.

Part B.    Qualified Matching Contribution Formula:

         lf the Employer will make Qualified Matching Contributions, then the amount of such Qualified Matching Contributions made on behalf of a
         Qualifying Contributing Participant each Plan Year shall be (Choose one): Option 1: ? An amount equal to _______ % of such Contributing
                     Participant's Elective Deferral (and/or Nondeductible Employee
                     Contribution, if applicable).
         Option 2:        ?    An amount equal to the sum, of_______ % of the portion of
      such Contributing Participant's                      Elective  Deferral (and/or
      Nondeductible Employee Contribution, if applicable) which does not exceed _______ of the Contributing Participant's
      Compensation plus % of the portion of such Contributing Participant's
      Elective Deferral (and/or Nondeductible Employee Contribution, if
      applicable) which exceeds_______ % of the Contributing Participant's
      Compensation.
         Option3:   ?     Such amount, if any, as determined by the Employer in its sole
      discretion, equal to that                               percentage of the Elective
      Deferrals (and/or Nondeductible Employee Contribution,
                         if applicable) of each Contributing Participant
         entitled thereto which would be sufficient to cause the Plan to satisfy the Actual Contribution Percentage tests (described in Section 11.402 of the Plan) for the Plan Year.




                  Option 4:        ?    Other Formula. (Specify)


         NOTE: lf no option is selected, Option 3 will be deemed to be selected.

         Part C.     Participants Entitled to Qualified Matching Contributions:

         Qualified Matching Contributions, if made to the Plan, will be made on behalf of (Choose one): Option 1:? Only Contributing Participants who
         make Elective Deferrals who are not Highly Compensated Employees.
         Option 2:      ?      All Contributing Participants who make Elective Deferrals.
         NOTE: If no option is selected, Option l will be deemed to be selected.

         Part D.     Limit On Qualified Matching Contributions:

         Notwithstanding the Qualified Matching Contribution formula specified above, the Employer will not match a Contributing Participant's
         Elective Deferrals (and/or Nondeductible Employee Contribution, if applicable) in excess of _______________ or __% of such Contributing
         Participant's Compensation.






Exhibit 10.4


------------------------------------------------------------------------------------------




                    SECTION 10. EMPLOYER PROFIT SHARING CONTRIBUTIONS
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                            Complete Parts A. B and C
------------------------------------------------------------------------------------------

Part A. Contribution Formula:
         For each Plan Year the Employer will contribute an Amount to be determined from year to year.

Part B. Allocation Formula (Choose one):
         Option   1: ? Pro Rata Formula. Employer Profit Sharing Contributions
                  shall be allocated to the Individual Accounts of Qualifying
                  Participants in the ratio that each Qualifying Participant's
                  Compensation for the Plan Year bears to the total Compensation of all Qualifying Participants for the Plan Year.
         Option 2:   ?   Integrated Formula. Employer Profit Sharing Contributions shall be allocated as follows (Start with Step 3 if this Plan is not a
                  Top-Heavy Plan):

                  Step 1. Employer Profit Sharing Contributions shall first be allocated pro rata to Qualifying Participants in the manner described in Section 10, Part B, Option I.
                           The percent so allocated shall not exceed 3 % of each Qualifying Participant's Compensation.
                  Step 2. Any Employer Profit Sharing Contributions remaining after the allocation in Step l shall be allocated to each Qualifying Participant's Individual
                           Account in the ratio that each Qualifying
                           Participant's Compensation for the Plan Year in excess of the integration level bears to all Qualifying Participants' Compensation in excess of the integration level, but not in excess of 3%.
                  Step 3. Any Employer Profit Sharing Contributions remaining after the allocation in Step 2 shall be allocated to each Qualifying Participant's Individual
                           Account in the ratio that the sum of each Qualifying
                           Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all Qualifying Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.0l(B)(3) of the Plan.
                  Step 4. Any Employer Profit Sharing Contributions remaining after the allocation in Step 3 shall be allocated pro rata to Qualifying Participants in the manner described in Section 10, Part B, Option 1.

                  The integration level shall be (Choose one):
                  Suboption (a):     0 The Taxable Wage Base.
                  Suboption (b):     0 _____________ (a dollar amount less than the
                  Taxable Wage Base).
                  Suboption (c):        0_____________% (not more than 100%) of the
                  Taxable Wage Base.

           NOTE:  If no option is selected, Suboption (a) will be deemned to be selected.

         NOTE: If no option is selected, Option l will be deemed no be selected,

Part C. Qualifying Participants:
         A Participant will be a Qualifying Participant and thus entitled to share in the Employer Profit Sharing Contribution for any Plan Year only if the Participant is a Participant on at least one day of such Plan Year and satisfies the following additional conditions (Check one or more Options): Option 1: X No Additional Conditions.

         Option      2: ? Hours of Service Requirement. The Participant
                     completes at least ______ Hours of Service during the Plan
                     Year. However, this condition will be waived for the
                     following reasons (Check at least one):
                    ?  The Participant's Death.
                    ? The Participant's Termination of Employment after having incurred a Disability. ? The Participant's Termination of
                    Employment after having reached Normal Retirement Age.
                    ? This condition will not be waived.
            Option 3:    ?    Last Day Requirement. The Participant is an Employee of the
      Employer on the last day of the Plan Year.            However, this condition will
      be waived for the following reasons (Check at least one):
                    ?   The Participant's Death.
                    ? The Participant's Termination of Employment after having incurred a Disability. ? The Participant's Termination of
                    Employment after having reached Normal Retirement Age.
                    ? This condition will not be waived.
                    Note:  If no option is selected, Option 1 will be deemed to be selected.




------------------------------------------------------------------------------------------
                            SECTION 11. COMPENSATION
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                           Complete Parts A through E
------------------------------------------------------------------------------------------

Part A.  Basic Definition:
         Compensation will mean all of each Participant's (Choose one):
         Option 1: 0 W-2 wages.
         Option 2: 0 Section 3401(a) wages.
         Option 3: ? 415 safe-harbor compensation.
         NOTE:  lf no option is selected, Option l will be deemed to be selected.

Part B.  Measuring Period for Compensation:
         Compensation shall be determined over the following applicable period (Choose one):
         Option 1: ? The Plan Year.
         Option 2: 0 The calendar year ending with or within the Plan Year.
         NOTE:  lf no option is selected, Option l will be deemed to be selected.

Part C.  Inclusion of Elective Deferrals:
         Does Compensation include Employer Contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Sections 125, 402(e)(3), 402(h)(l)(B) and 403(b) of the Code?
          ? Yes ONo
         NOTE:  lf neither box is checked, "Yes" will be deemed to be selected.

Part D.  Pre-Entry Date Compensation:
         For the Plan Year in which an Employee enters the Plan, the Employee's
         Compensation which shall be taken into account for purposes of the Plan shall be (Choose one):

         Option 1: ?  The Employee's Compensation only from the time the Employee became a Participant in the Plan.
         Option 2: O The Employee's Compensation for the whole of such Plan Year.
         NOTE:  lf no option is selected, Option l will be deemed to be selected.

Part E.  Exclusions From Compensation:
         Compensation shall not include the following (Check any that apply):
         ?   Bonuses           ?  Commissions
         ?  Overtime          ?   Other (Specify)
         ----------------------------------------------
         NOTE: No exclusions from Compensation are permitted if the integrated allocation formula in Section 10, Part B is selected.

------------------------------------------------------------------------------------------
                       SECTION 12. VESTING AND FORFEITURES
------------------------------------------------------------------------------------------
                           Complete Parts A through G

Part     A. Vesting Schedule For Employer Profit Sharing Contributions. A
         Participant shall become Vested in his or her Individual Account derived from Profit Sharing Contributions made pursuant to Section 10 of the Adoption Agreement as follows (Choose one):

-----------------------------------------------------------------------------------------------
     YEARS OF                               VESTED PERCENTAGE
                   Option                                                    (Complete if
 VESTING SERVICE     l O      Option 2 0  Option 3 0  Option 4 0 Option 5 ?  Chosen)
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                                             20%

                                                                 40%
                                                                             (not less than
                                                                 60%         20%)
                                                                             (not less than
        1             0%      0%          100%        0%         80%         40%)
        2             0%      20%         100%        0%                100  (not less than
        3            0%       40%         100%        20%        %           60%)
        4            0%       60%         100%        40%                    (not less than
        5          100%       80%         100%        60%        %           80%)
        6          100%       100%        100%        80%                    (not less than
        7          100%       100%        100%        100%       %           100%)

  NOTE: If no option is selected, Option 3 will be
               deemed to be selected.
-----------------------------------------------------------------------------------------------






                                                                                       Page
                                                                                       10

Part B. Vesting Schedule For Matching Contributions. A Participant shall become Vested in his or her Individual Account derived from Matching
         Contributions made pursuant to Section 7 of the Adoption Agreement as follows (Choose one):

--------------------------------------------------------------------------------------------
YEARS OF                                VESTED  PERCENTAGE
                  Option     Option     Option                              (Complete if
VESTING SERVICE   l 0           2    0  3       0  Option 4  0Option 5(R)      Chosen)
--------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


                                                                          (not less than
                                                                          20%)
                                                                          (not less than
        1         0%         0%         100%       0%         20%         40%)
        2         0%         20%        100%       0%         40%         (not less than
        3         0%         40%        100%       20%        60 %        60%)
        4         0%         60%        100%       40%        80 %        (not less than
        5         100%       80%        100%       60%        100 %       80%)
        6         100%       100%       100%       80%              %     (not less then
        7         100%       100%       100%       100%             %     100%)

  NOTE: lf no option is selected, Option 3 will be
               deemed to be selected.
---------------------------------------------------------------------------------------------




Exhibit 10.4

Part C. Hours Required For Vesting Purposes:
         1.1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service.
         2. 500 Hours of Service (no more than 500 but less than the number specified in Section 12, Part C, Item 1, above) must be exceeded to avoid a Break in Vesting Service.
         3. For purposes of determining Years of Vesting Service, Employees shall be given credit for
            Hours of Service with the following predecessor employer(s): (Complete if applicable)

            --------------------------------------------------------------------------------
            ----------------------------------------------------------------------------------------------

Part D. Exclusion of Certain Years of Vesting Service:
         All of an Employee's Years of Vesting Service with the Employer are counted to determine the vesting percentage in the Participant's
         Individual Account except (Check any that apply): [] Years of Vesting
         Service before the Employee reaches age l 8. [] Years of Vesting
         Service before the Employer maintained this Plan or a predecessor plan.

Part E. Allocation of Forfeitures of Employer Profit Sharing Contributions:

         Forfeitures of Employer Profit Sharing Contributions shall be (Choose one):
         Option 1:  Allocated to the Individual Accounts of the Participants specified below in the manner as described in Section 10, Part B (for Employer
                    Profit Sharing Contributions) The Participants entitled to receive allocations of such Forfeitures shall be (Choose
                    one):
                    Suboption (a):  O  Only Qualifying Participants.
                    Suboption (b):  O  All Participants.
         Option 2:   Applied to reduce Employer Profit Sharing Contributions (Choose one):
                    Suboption (a):  O  For the Plan Year for which the Forfeiture arises.
                    Suboption (b):       For any Plan Year subsequent to the Plan Year for which the
                    Forfeiture arises.
         Option     3: Applied first to the payment of the Plan's administrative expenses and any excess applied to reduce Employer Profit
                    Sharing Cent ribut ions (Choose one):
              Suboption (a): O  For the Plan Year for which the Forfeiture arises.
                     Suboption (b): O  For any Plan Year subsequent to the Plan Year for which the
Forfeitures arises.

Note:  If no option is selected, Option 1 and Suboption (a) will be deemed to be selected.






Part F. Allocation of Forfeitures of Matching Contributions:
          Forfeitures of Matching Contributions shall be (Choose one):
          Option 1: O   Allocated, after all other Forfeitures under the Plan, to each
                  Participant's Individual Account in the ratio which each
                  Participant's Compensation for the Plan Year bears to the
                  total Compensation of all Participants for such Plan Year.
                   The Participants entitled to receive allocations of such Forfeitures shall be (Choose one):
                   Suboption (a): O Only Qualifying Contributing Participants.
                   Suboption (b) O Only Qualifying Participants.
                   Suboption (c): O All Participants.
          Option    2: O Applied to reduce Matching Contributions (Choose one):
                    Suboption (a): O For the Plan Year for which the Forfeiture arises. Suboption (b): O For any Plan Year subsequent to the
                    Plan Year for which the Forfeiture arises.
            Option3: O Applied first to the payment of the Plan's administrative expenses and any excess applied to reduce Matching
                  Contributions (Choose one): Suboption (a): O For the Plan Year
                  for which the Forfeiture arises. Suboption (b): O For any Plan
                  Year subsequent to the Plan Year for which the Forfeitures arises.
         NOTE: lf no option is selected, Option l and Suboption (a) will be deemed to be selected.

Part G. Allocation of Forfeitures of Excess Aggregate Contributions:

         Forfeitures of Excess Aggregate Contributions shall be (Choose one):

          Option  1: O Allocated, after all other Forfeitures under the Plan, to each Contributing Participant's Matching Contribution account in the ratio which each Contributing Participant's
                  Compensation for the Plan Year bears to the total Compensation of all Contributing Participants for such Plan Year. Such
                  Forfeitures will not be allocated to the account of any Highly
                  Compensated Employee.
              Option 2: O  Applied to reduce Matching Contributions (Choose one):
                               Suboption (a): 0 For the Plan Year for which the
Forfeiture arises.
                  Suboption (b): ? For any Plan Year subsequent to the Plan Year for which the Forfeiture arises.
           Option 3: O Applied first to the payment of the Plan's administrative expenses and any excess applied to reduce Matching
                  Contributions (Choose one):
                  Suboption (a): 0 For the Plan Year for which the Forfeiture arises.
                  Suboption (b): 0 For any Plan Year subsequent to the Plan Year for which the Forfeitures arises.

 NOTE:   lf no option is selected, Option 2 and Suboption (a) will be deemed to be selected.



                SECTION 13. NORMAL RETIREMENT AGE AND EARLY RETIREMENT AGE

 The Normal Retirement Age under the Plan shall be (Check and complete one option):

         Option 1:      Age 65.

         Option 2:      Age          _(not to exceed 65)
                           ------------

         Option 3:        The later of age____(not to exceed 65) or the________(not to exceed 5th) anniversary of the first day of
                            the first Plan Year in which the Participant commenced
            participation in the Plan.





         NOTE: lf no option is selected, Option l will be deemed to be selected.

Part B.        Early Retirement Age (Choose one option):

         Option 1:      An Early Retirement Age is not applicable under the Plan,

         Option 2:      Age 55 (not less than 55 nor more than 65).

         Option 3: A Participant satisfies the Plan's Early Retirement Age conditions by attaining age ________ (not less than 55) and completing _____ Years of Vesting Service.

         NOTE: lf no option is selected, Option l will be deemed to be selected.


                                SECTION 14. DISTRIBUTIONS

Distributable Events. Answer each of the following items.





A, Termination of Employment Before Normal Retirement Age. May a Participant who has not reached Normal Retirement Age request a distribution from the Plan?

B. Disability, May a Participant who has incurred a Disability request a distribution from the Plan?

C. Attainment of Normal Retirement Age. May a Participant who has attained Normal
   Retirement Age but has not incurred a Termination of Employment request a distribution from the Plan?

D. Attainment of Age 59 1/2. Will Participants who have attained age 59 1/2 be permitted to withdraw Elective Deferrals while still employed by the Employer?

E. Hardship Withdrawals of Elective Deferrals. Will Participants be permitted to withdraw
   Elective Deferrals on account of hardship pursuant to Section 11.503 of the Plan?

F. In-Service Withdrawals, Will Participants be permitted to request a distribution during service pursuant to Section 6.01(A)(3) of the Plan?

G. Hardship Withdrawals. Will Participants be permitted to make hardship withdrawals pursuant to Section 6.01(A)(4) of the Plan?

H. Withdrawals of Rollover or Transfer Contributions. Will Employees be permitted to withdraw their Rollover or Transfer Contributions at any time?











O Yes              O No


O Yes     O No


O Yes     O No




O Yes     O No

O Yes     O No


O Yes     O No


O Yes     O  No



O Yes     O No




NOTE: lf a box is not checked for an item, Yes" will be deemed to be selected for that item. Section 411(d)(6) of the Code prohibits the elimination of protected benefits. In general, protected benefits include the forms and timing of payout options. lf the Plan is being adopted to amend and replace a Prior
Plan that permitted a distribution option described above, you must answer "Yes
" to that item.



                          SECTION 15. JOINT AND SURVIVOR ANNUITY

  Part A.    Retirement Equity Act Safe Harbor:

        Will the safe harbor provisions of Section 6.05(F) of the Plan apply? (Choose only one option)

        Option 1: O Yes.

        Option 2: O No.

         NOTE: You must select "No" if you are adopting this Plan as an amendment and restatement of a Prior Plan that was subject to the joint and survivor annuity requirements.

Part B.         Survivor Annuity Percentage: (Complete only if your answer in Section IS,
Part A is "No.")

        The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to _____ % (at least 50% but no more than 100%) of the amount paid to the Participant prior to his or her death.




                                                                                   Page 13

                                SECTION 16. OTHER OPTIONS
Answer"Yes " or "No " to each of the following questions by checking the appropriate box. If a box is not checked for a question, the answer will be deemed to be "No. "





A. Loans: Will loans to Participants pursuant to Section 6.08 of the Plan be permitted?
   O Yes          O No

B. Insurance: Will the Plan allow for the investment in insurance policies pursuant to
   Section        O Yes       O No
   5.13 of the Plan?

C. Employer Securities: Will the Plan allow for the investment in qualifying Employer
   O Yes          O No
   securities or qualifying Employer real property?

D. Rollover Contributions: Will Employees be permitted to make rollover contributions to
   the            O Yes       O No
   Plan pursuant to Section 3.03 of thw Plan?                                       O
   Yes, but only after
          becoming a Participant

E. Transfer Contributions: Will Employees be permitted to make transfer contributions to
   the            O Yes       O No
   Plan pursuant to Section 3.04 of the Plan?                                       O
   Yes, but only after
          becoming a Participant

F. Nondeductible Employee Contributions: Will Employees be permitted to make
   O Yes          O No
   Nondeductible Employee Contributions pursuant to Section l l .305 of the Plan?
   Check here if such contributions will be mandatory. [  ]

G. Will Participants be permitted to direct the investment of their Plan assets pursuant
   to Section           O Yes       O No
   5.14 of the Plan?

-------------------------------------------------------------------------------------------
                      SECTION 17. LIMITATION ON ALLOCATIONS
-------------------------------------------------------------------------------------------
                               More Than One Plan
-------------------------------------------------------------------------------------------




lf you maintain or ever maintained another qualified plan in which any
Participant in this Plan is (or was) a Participant or could become a
Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the
Code, or an individual medical account, as defined in Section 4 15(l)(2) of the
Code, under which amounts are treated as annual additions with respect to any
Participant in this Plan.
Part A. Individually Designed Defined Contribution Plan:
         lf the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:
         1. O The provisions of Section 3.05(B)(1) through 3.05(B)(6) of the Plan will apply as if the other plan were a master or prototype plan.

         2. O Other method. (Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.)

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Part B. Defined Benefit Plan:
         lf the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section
         415(e) of the Code. 1.O lf the projected annual addition to this Plan to the account of a
              Participant for any limitation year would cause the 1.0 limitation of Section 415(e) of the Code to be exceeded, the annual benefit of the defined benefit plan for such limitation year shall be reduced so that the l .0 limitation shall be satisfied.
              lf it is not possible to reduce the annual benefit of the defined benefit plan and the projected annual addition to this Plan to the account of a
              Participant for a limitation year would cause the 1.0 limitation to be exceeded, the Employer shall reduce the Employer Contribution which is to be allocated to this Plan on behalf of such Participant so that the 1.0 limitation will be satisfied. (The

              provisions of Section 415(e) of the Code are incorporated herein by reference under the authority of Section l 106(h) of the Tax
              Reform Act of 1986.)
         2.  O      Other method. (Provide language describing another method. Such language must preclue Employer discretion.)

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------






                                                                                       Page
                                                                                       14

                          SECTION 18. TOP-HEAVY MINIMUM
                             Complete Parts_A and B

      Part A.     Minimum Allocation or Benefit:
            For any Plan Year with respect to which this Plan is a Top-Heavy
            Plan, any minimum allocation required pursuant to Section 3.01(E) of the Plan shall be made (Choose one):

            Option 1: O To this Plan.

            Option 2: O To the following other plan maintained by the Employer (Specify name amid plan number of plan)

--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
            Option 3: O In accordance with the method described on an attachment to this Adoption Agreement. (Attach language describing the method that will be used to satisfy Section 416 of the Code. Such method must preclude Employer discretion.)
            NOTE: lf no option is selected, Option l will be deemed to be selected.

      Part B.  Top-Heavy Vesting Schedule:
            Pursuant to Section 6.01(C) of the Plan, the vesting schedule that will apply when this Plan is a Top-Heavy Plan (unless the Plan's regular vesting schedule provides for more rapid vesting) shall be
            (Choose one): Option 1: O 6 Year Graded.
            Option 2:  O  3 Year Cliff.
            NOTE: lf no option is selected, Option l will be deemed to be selected.
-----------------------------------------------------------------------------------------------
                              19. PROTOTYPE SPONSOR
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Name of Prototype Sponsor Eastern Resorts Company
LLC______________________________________________________________
Address 115 Long Wharf, Newport, RI
02840_________________________________________________________________________
Telephone Number 401 -845-01 00
                 --------------
----------------------------------------------------------------------------------
Permissible Investments
The assets of the Plan shall be invested only in those investments described below (To be completed by the Prototype Sponsor):
  Mutual Funds - Galaxy Funds and other mutual funds offered for use by fleet in its daily valuation product.




                        SECTION 20. TRUSTEE OR CUSTODIAN

 Option A:O Financial Organization as Trustee or Custodian

 Check One: O     Custodian, O Trustee without full trust powers, or O Trustee with full trust powers

Financial Organization Fleet National
Bank____________________________________________________________________________
Signature________________________________________________________________________________________________________
Type Name John J. Brosnan
----------------------------------------------------

 Option B:O Individual Trustee(s)
Signature __________________________________________  Signature
------------------------------------------
Type Name_________________________________________    Type
Name_________________________________________
Signature __________________________________________  Signature
------------------------------------------
Type Name_________________________________________    Type
Name_________________________________________




                                                                                    Page15

                              SECTION 21. RELIANCE

The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under
Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key
District office for a determination letter.


This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 04.


                         SECTION 22. EMPLOYER SIGNATURE
                      Important: Please read before signing
I am an authorized representative of the Employer named above and I state the following:

 l .I acknowledge that l have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.

2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

 3. I understand that the Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.

4.    I have received a copy of this Adoption Agreement and the corresponding
      Basic Plan Document.

 5. I have received a copy of the prospectus describing the "Galaxy Fund" and, based on the prospectus and the information contained m the Basic Plan
    Document, l APPROVE THE INVESTMENT AND REINVESTMENT OF PLAN ASSETS IN THE
    GALAXY FUNDS.




Signature for Employer
  Eastern Resorts Company, LLC_______  Date Signed January 4, 2000

Type Name Richard G. Winkler___________________________     Title _____________